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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 1998



                         DSC COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                     0-10018                 54-1025763
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


           1000 Coit Road
             Plano, Texas                                    75075
(Address of principal executive offices)                   (ZIP Code)


       Registrant's telephone number, including area code: (972) 519-3000

ITEM 2.  Acquisition or Disposition of Assets.

      On January 30, 1998, DSC Communications Corporation (the "Company") sold its fixed wireless local loop business to a syndicate of venture capitalists for a minority ownership interest in a newly formed company, Airspan Communications Corporation ("Airspan"), and a promissory note issued by Airspan. The terms and conditions of the transaction were determined in arm's-length negotiations among the parties thereto.

      The newly formed company will be funded by an investor group headed by Sevin Rosen Funds V L.P., Sevin Rosen Fund VI L.P., InterWest Partners VI, L.P. and Oak Investment Partners VII, L.P. Although the Company has no future funding requirements at this time, it can exercise its right to maintain its current ownership percentage in Airspan in future financings. Airspan will conduct its primary operations through a United Kingdom subsidiary, which will continue to develop and manufacture fixed wireless local loop technology. The disposition results in approximately 80 of the Company's employees, primarily based in the U.K., being offered immediate employment with Airspan.

ITEM 7.       Financial Statements and Exhibits.

      (b)     Pro Forma Financial Statements.

The following pro forma financial statements are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K:

1.  Unaudited Pro Forma Condensed Consolidated Financial Statements
    Introduction.

2. Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996.

3. Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997.

4. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997.

5.  Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

      (c)     Exhibits.

      Exhibit No.      Description.
      -----------      ------------
      2.1              Amended and Restated Asset Purchase Agreement,
                       effective as of January 22, 1998, by and between Airspan
                       Communications Corporation and DSC Communications
                       Corporation

      99.1             Pro Forma financial statements:

                       1.  Unaudited Pro Forma Condensed Consolidated Financial
                           Statements Introduction.

                       2.  Unaudited Pro Forma Condensed Consolidated
                           Statements of Operations for the year ended
                           December 31, 1996.

                       3.  Unaudited Pro Forma Condensed Consolidated
                           Statements of Operations for the nine months ended
                           September 30, 1997.

                       4.  Unaudited Pro Forma Condensed Consolidated Balance
                           Sheet as of September 30, 1997.

                       5.  Notes to Unaudited Pro Forma Condensed Consolidated
                           Financial Statements.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         DSC COMMUNICATIONS CORPORATION


Date:  February 16, 1998                 By:   /s/ KENNETH R. VINES
                                               ---------------------------------
                                                   Kenneth R. Vines,
                                                   Vice President, Finance

                                 EXHIBIT INDEX

      Exhibit No.      Description.
      -----------      ------------
      2.1              Amended and Restated Asset Purchase Agreement,
                       effective as of January 22, 1998, by and between Airspan
                       Communications Corporation and DSC Communications
                       Corporation

      99.1             Pro Forma financial statements:

                       1.  Unaudited Pro Forma Condensed Consolidated Financial
                           Statements Introduction.

                       2. Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996.

                       3. Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997.

                       4.  Unaudited Pro Forma Condensed Consolidated Balance
                           Sheet as of September 30, 1997.

                       5.  Notes to Unaudited Pro Forma Condensed Consolidated
                           Financial Statements.